SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):  May 1, 2002



                            J NET ENTERPRISES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                     1-9728
                                   ----------
                            (Commission File Number)


                     Nevada                            88-0169922
                   ----------                          ----------
            (State of Incorporation)     (I.R.S. Employer Identification Number)


                         4020 W. Lake Creek Drive, #100
                             Wilson, Wyoming 83014
                         ------------------------------
         (Address, including zip code, of Principal Executive Offices)


                                 (307) 739-8603
                              -------------------
              (Registrant's Telephone Number, Including Area Code)



ITEM 5.  OTHER EVENTS

     J Net Enterprises, Inc. ("J Net" or the "Company") has received notice that the New York Stock Exchange will suspend trading of shares of the Company effective May 8, 2002.

     J Net is taking all necessary and appropriate steps to qualify its common stock for quotation on the OTC Bulletin Board.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        Not Applicable

 (C)  EXHIBITS

        Not Applicable




                                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         J NET ENTERPRISES, INC.

                                         By: /s/ Mark W. Hobbs
                                             _________________
                                             Name: Mark W. Hobbs
                                             Title:   President
Dated: May 3, 2002